UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2010

Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona		85027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 8, 2010, Universal Technical Institute, Inc. (the "Company") received draft "Cohort Default Rates" from the federal Department of Education ("ED") for students of the Company’s institutions who entered repayment during the federal fiscal year ending September 30, 2008 (the "2008 Cohort"). Under the Higher Education Act, an institution can lose its eligibility to participate in some or all of the federal student financial aid programs if defaults by its former students on their federally guaranteed student loans equal or exceed 25% per year for three consecutive years, or 40% for a single year. The term "institution" means a main campus and its additional locations, as defined by ED’s regulations.

ED generally publishes draft cohort default rates in February of each year for the repayment period ending the previous September 30. Draft rates do not result in sanctions and can change between February and the release of the official cohort default rates in September.

On February 8, 2010, ED informed us that, out of our total 3 institutions, no institution had a Cohort Default Rate that exceeded 25% or 40% for the 2008 Cohort.

The following table sets forth the draft Cohort Default Rates for our institutions included within total operations of the Company as of February 8, 2010 for the 2008 Cohort:

Institution 2008(1)
Universal Technical Institute of Arizona 4.7%
Universal Technical Institute of Phoenix 5.1%
Universal Technical Institute of Texas 4.7%

(1) Rates are based on the draft Cohort Default Rates issued in February 2010, and are subject to change when final rates are calculated.

Certain statements in this Report on Form 8-K may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that all such statements be subject to the “safe-harbor” provisions of that Act. Such statements include, but are not limited to, those pertaining to the Company’s expectation that its institutions will be able to comply with the limitations on cohort default rates. Many factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including risks associated with the uncertain effectiveness of the Company’s default prevention efforts; possible changes in general macroeconomic and market conditions (including unemployment); and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission. If any of the Company’s institutions, depending on its size, were to lose eligibility to participate in federal student financial aid programs because of high student cohort default rates, it could have a material adverse effect on the Company’s business. The historical results achieved are not necessarily indicative of future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 9, 2010	By:	/s/ Eugene S. Putnam, Jr.

Name: Eugene S. Putnam, Jr.
Title: Executive Vice President and Chief Financial Officer